PRUDENTIAL INVESTMENT PORTFOLIOS 18
Prudential Jennison MLP Fund

Supplement dated July 15, 2016
to the Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective July 15, 2016, Stephen J. Maresca, CFA, will join Ubong “Bobby” Edemeka and Shaun Hong, CFA as a portfolio manager for the Fund. To reflect this change, the Prospectus and SAI are revised, as follows:

In the section of the Prospectus entitled “Fund Summary,” the sub-section entitled “Management of the Fund” is revised by adding the following information to the portfolio manager table:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Stephen J. Maresca, CFA	Managing Director	July 2016

In the section of the Prospectus entitled “How the Fund is Managed,” the sub-section entitled “Portfolio Managers” is revised by adding the following professional biography for Mr. Maresca:

Stephen J. Maresca, CFA, is a Managing Director, Master Limited Partnership Portfolio Manager, and an Income and Infrastructure Research Analyst. Mr. Maresca joined Jennison in July 2014, after six years with Morgan Stanley, where he was a managing director and equity research analyst covering master limited partnerships (MLPs) and diversified natural gas. Prior to Morgan Stanley, he covered energy MLPs for UBS. Mr. Maresca started his financial services career in 1997 as a treasury funding analyst with PaineWebber and then moved into investment banking with the PaineWebber/UBS Global Energy Group. Mr. Maresca was named #1 MLP analyst for three consecutive years in a row (2011-2013), as well as the #1 Natural Gas analyst for 2013 in Institutional Investor’s buy-side client poll. He received a BS in accounting from Providence College and is a member of the New York Society of Security Analysts and CFA Institute.

In Part I of the SAI, the section entitled “Additional Information About Portfolio Managers—Other Accounts and Ownership of Fund Securities,” the table entitled “Portfolio Managers: Information About Other Accounts” is revised by adding the following information pertaining to Mr. Maresca:

Portfolio Managers	Registered Investment Companies/Total Assets (Thousands)	Other Pooled Investment Vehicles/Total Assets (Thousands)	Other Accounts/Total Assets (Thousands)	Ownership of Fund Shares
Stephen J. Maresca, CFA	None	None	None	$100,001 – $500,000

Information in the above table is as of June 30, 2016.

In Part I of the SAI, the section entitled, “Additional Information About Portfolio Managers – Compensation and Conflicts of Interest,” the information in the section entitled “Compensation” is replaced with the following information:

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factors are reviewed for Messrs. Hong and Edemeka:

•	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

The following primary quantitative factors are reviewed for Mr. Maresca:

•	The investment professional's contribution to client portfolios' pre-tax one- and three-year performance from the investment professional's recommended stocks relative to market conditions, the strategy's passive benchmarks, and the investment professional's respective coverage universes;

o	Performance for the composite of accounts that includes the Fund is measured against the Alerian MLP Index.

The qualitative factors reviewed for the portfolio managers may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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